POWER OF ATTORNEY

I, the undersigned Trustee of Pioneer Value Fund (the “Fund”), hereby constitute and appoint John F. Cogan, Jr., Christopher J. Kelley, Daniel K. Kingsbury and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Fund’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganization of Pioneer Research Fund into the Fund, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Fund to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 6th day of March, 2013.

/s/ David R. Bock                                                                                                                    /s/ Daniel K. Kingsbury
David R. Bock                                                                                                                        Daniel K. Kingsbury

/s/ John F. Cogan, Jr.                                   /s/ Thomas J. Perna
John F. Cogan, Jr.                                                                                                                  Thomas J. Perna

/s/ Benjamin M. Friedman                                                                                                      /s/ Marguerite A. Piret
Benjamin M. Friedman                                                                                                          Marguerite A. Piret

/s/ Margaret B.W. Graham                                                                                                     /s/ Stephen K. West
Margaret B.W. Graham                                                                                                         Stephen K. West